SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

BSQUARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

WASHINGTON	000-27687	91-1650880
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3150 139th Avenue SE, Suite 500
Bellevue, Washington 98005
(425) 519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

BSQUARE CORPORATION
FORM 8-K
October 23, 2003

Item 7.	Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit	Description of Document

99.1	Press Release dated October 23, 2003 announcing the Company’s financial results for the quarterly period ended September 30, 2003.

Item 9.	Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosure of Results of Operations and Financial Condition

On October 23, 2003, BSQUARE Corporation announced its financial results for the quarter ended September 30, 2003. A copy of BSQUARE’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: October 23, 2003	By:	/s/ Nogi A. Asp
Nogi A. Asp Vice President Finance and Chief Financial Officer